UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 3, 2022

SIGYN THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-204486	47-2573116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2468 Historic Decatur Road
Suite 140
San Diego, California	92106
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 619.368.2000

Prior address and phone number:

2468 Historic Decatur Road, Suite 140
San Diego, CA	92106
(Address of principal executive offices)	(Zip Code)

619.353.080072

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

As used herein, the terms, “we,” “us,” “our,” and the “Company” refers to Sigyn Therapeutics, Inc., a Delaware corporation and its subsidiaries, unless otherwise stated.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Form 8-K and other reports filed by Sigyn Therapeutics, Inc. (“Sigyn” or the “Company”) from time to time with the Securities and Exchange Commission (collectively, the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company’s management as well as estimates and assumptions made by the Company’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Company or Company’s management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company’s industry, the Company’s operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Company’s management believes that the expectations reflected in the forward looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with the Company’s pro forma financial statements and the related notes filed with this Form 8-K.

Item 5.02 Appointment of Directors

The Board of Directors of Sigyn Therapeutics, Inc. (“the Company”) appointed Jim Dorst, Richa Nand, and Christopher Wetzel to the Company’s Board of Directors effective as of October 10, 2022.

Jim Dorst has more than 30 years of senior management experience in finance, operations, planning and business transactions at both private and public companies. He was most recently Director of Corporate Development at SYNNEX/Concentrix, where he was primarily responsible for mergers and acquisitions. Mr. Dorst was previously Chief Operating Officer (“COO”) and Chief Financial Officer (“CFO”) at SpectraScience, Inc.; CFO of Aethlon Medical, Inc. and Vice President of Finance and Operations for Verdisoft Corporation. In addition, he previously served as Senior Vice President of Finance and Administration at SeeCommerce; CFO and COO of Omnis Technology Corp; and CFO and Senior Vice President oflnformation Technology at Savoir Technology Group, Inc. Mr. Dorst practiced as a Certified Public Accountant with Coopers & Lybrand (now PricewaterhouseCoopers LLP); and holds a Master of Science degree in Accounting and a Bachelor of Science degree in Finance from the University of Oregon. Since October of 2017, Jim Dorst served as Director of Corporate Development at SYNNEX/Concentrix, until his retirement in July of 2020. The Board has determined he is qualified to serve as he is a financial expert with extensive CFO experience, including a publicly traded extracorporeal blood purification technology company.

Richa Nand is a senior legal executive with more than 20 years of experience as an intellectual property (“IP”) attorney and strategic business advisor for biotechnology and medical device companies. She is the founder of Insight Patents, a legal and consulting firm providing IP and transactional corporate services for the life sciences industry. Ms. Nand previously served as Vice President of Corporate Development and Legal at Bird Rock Bio - a Johnson & Johnson-backed biopharmaceutical company in San Diego - and Vice President of Intellectual Property and Licensing; Director of Business Development; and In-House Patent Counsel at Cytori Therapeutics. Prior to law school, she was a biomedical researcher at Cedars Sinai Medical Center in Beverly Hills, California. Ms. Nand received a Bachelor of Science degree in Microbiology and Molecular Genetics from the University of California, Los Angeles, and a Juris Doctor degree from Boston University School of Law. Since October of 2017, Richa Nand has operated Insight Patents, an intellectual property (IP) advisory firm providing patent support services to the medical technology and life science industry. The Board has determined she is qualified to serve as she has extensive extracorporeal blood purification technology experience.

Christopher Wetzel has more than 25 years of leadership experience in various aspects of the healthcare delivery system and since 2004, has served as Chief Executive Officer for the Surgery Center at Hamilton in New Jersey. His career has focused on building organizations, increasing operational efficiency, increasing profitability, maximizing revenue and managing change in the complex and high-growth healthcare environment. Mr. Wetzel applied his broad background in strategy, finance, and operations to guide various entities starting new ventures, entering new markets and reengineering business processes. He is a long-term investor in the extracorporeal therapy space. Mr. Wetzel received a Master of Business Administration degree in Healthcare Management and a Bachelor of Science degree in Nursing from Thomas Jefferson University (formerly Philadelphia University). Since October of 2017, Chris Wetzel has served as CEO of the Surgery Center at Hamilton, a post he has held since 2004. The Board has determined he is qualified to serve as beyond having extensive medical industry experience, he is a long-term investor in publicly traded extracorporeal blood purification technology organizations.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGYN THERAPEUTICS, INC.

Date: October 5, 2022	By:	/s/ James A. Joyce
James A. Joyce, Chairman and CEO